Exhibit 10.1.2

Execution Version

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Second Amendment”) is entered into as of November 12, 2025, by and among HALCÓN HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties party hereto, the Lenders to the Existing Credit Agreement (as defined below) constituting the Required Lenders, FORTRESS CREDIT CORP., a Delaware corporation (in its individual capacity, “Fortress”), and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and, solely with respect to Article IX-A of the Existing Credit Agreement, BATTALION OIL CORPORATION, a Delaware corporation (“Holdings”).

RECITALS

A.The Borrower, Holdings, the other Loan Parties party thereto, the Administrative Agent, and the Lenders are parties to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of December 26, 2024 (as amended by that certain First Amendment thereto, dated as of January 9, 2025, the “Existing Credit Agreement”; and as amended by this Second Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), pursuant to which the Lenders made certain Loans and certain other accommodations to the Borrower; and
B.The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Existing Credit Agreement as set forth in this Second Amendment, and the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) are willing to do so subject to the satisfaction of the terms and conditions set forth herein.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth in this Second Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Existing Credit Agreement.
2.Amendments to Existing Credit Agreement. Upon the Second Amendment Effective Date (as defined below), each of the parties hereto agrees that the Existing Credit Agreement shall be amended to read as follows:
(a)Section 1.01 of the Existing Credit Agreement shall be amended to add the following definitions in their respective proper alphabetical order:

(i)“Adjustment Date” means the first Business Day following the delivery of financial statements required to be delivered pursuant to Section 8.01(a) or Section 8.01(b) for the most recently completed fiscal period, as applicable, and the applicable Compliance Certificate.
(ii)“Applicable Period” has the meaning assigned to such term in the definition of “Applicable Margin”.
(iii)“Corrected Financials Date” has the meaning assigned to such term in the definition of “Applicable Margin”.
(iv)“Second Amendment Effective Date” means November 12, 2025.
(v)“Specified Lender Meeting” has the meaning assigned to such term in Section 8.17.
(vi)“Specified Lender Meeting Deliverable” means a certificate, in form and substance acceptable to the Administrative Agent in its sole discretion, signed by a Financial Officer of the Borrower (a) certifying to the Administrative Agent and the Lenders  as to whether the Borrower is in projected compliance with the financial covenants set forth in Sections 9.01(a), (b) and (c) (but, for the avoidance of doubt, without giving effect to any prospective exercise of cure rights under Section 9.01(e)) as of December 31, 2026 and each of the next succeeding three (3) consecutive fiscal quarter periods thereafter, and (b) including projected financial statements of the Borrower and its Consolidated Subsidiaries for each fiscal quarter specified in the foregoing clause (a) all in reasonable detail and in form and substance as required by Section 8.01(b).
(b)The definition of “Applicable Margin” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

‘“Applicable Margin” means the rate per annum set forth below under the caption “SOFR Loans Spread” or “ABR Loans Spread”, as the case may be, based upon the Total Net Leverage Ratio; provided, that (a) until the first Adjustment Date following the Second Amendment Effective Date, the “Applicable Margin” shall be the rate per annum set forth in Category 1 and (b) the “Applicable Margin” shall be the applicable rate per annum set forth in Category 4 below at any time that an Event of Default exists:

Total Net Leverage Ratio	SOFR Loans Spread	ABR Loans Spread
Category 1 ≤ 2.50 to 1.00	7.75%	6.75%
Category 2 > 2.50 to 1.00 ≤ 3.00 to 1.00	8.00%	7.00%

Total Net Leverage Ratio	SOFR Loans Spread	ABR Loans Spread
Category 3 > 3.00 to 1.00 ≤ 3.25 to 1.00	8.25%	7.25%
Category 4 > 3.25 to 1.00	8.50%	7.50%

For purposes of the foregoing, the Applicable Margin shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the Total Net Leverage Ratio in accordance with the table above. In the event that the information contained in any financial statement delivered pursuant to Section 8.01(a) or Section 8.01(b) or in the applicable Compliance Certificate is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of (i) a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin actually applied for such Applicable Period, then (x) the Borrower shall immediately (in any event within five (5) Business Days of the earlier to occur of (A) the Borrower becoming aware of such inaccuracy or (B) notice from the Administrative Agent of such inaccuracy) deliver to the Administrative Agent a correct financial statement and a corrected Compliance Certificate for such Applicable Period (such later date, the “Corrected Financials Date”), (y) such higher Applicable Margin shall be deemed to have been in effect for such Applicable Period, and (z) Borrower shall immediately deliver to the Administrative Agent full payment in respect of the accrued additional interest on the Loans and any additional fees required under this Agreement as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent to the Lenders entitled thereto or in accordance with Section 10.02 (it being understood that this definition shall in no way limit the rights of the Administrative Agent and the other Secured Parties to exercise their rights under Section 10.01 as and to the extent set forth therein); provided that, for the avoidance of doubt, (A) such deficiency shall be due and payable at such Corrected Financials Date and (B) no Default or Event of Default under Section 10.01(b) shall be deemed to have occurred with respect to such deficiency so long as full payment is made on or before the Corrected Financials Date and such inaccuracy resulted from a good faith mistake on the part of the Borrower or (ii) a lower Applicable Margin for any Applicable Period, then (x) the Borrower shall deliver to the Administrative Agent a correct financial statement and a corrected Compliance Certificate for such Applicable Period on or before the Corrected Financials Date, (y) such lower Applicable Margin shall be deemed to have been in effect for such Applicable Period, and (z) the Administrative Agent shall credit the Borrower the amount of surplus interest paid as a result of the lower Applicable Margin for such Applicable Period by deducting such surplus amount from the interest amount due on the next Interest Payment Date (or, if applicable, any subsequent relevant Interest Payment Date).”

(c)Section 8.17 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 8.17Lender Meetings.

(a)	Within ten (10) Business Days after request from the Administrative Agent or any Lender (but in any event, not more than once per fiscal quarter), the Borrower shall be available at a mutually agreed time to go over earnings, the results of its operations and other reasonably requested matters concerning Borrower and the other Loan Parties with the Lenders by way of a teleconference.
(b)	On any day following December 1, 2026, the Borrower, the other Loan Parties, the Administrative Agent and the Required Lenders agree to be available for a meeting via teleconference on a mutually acceptable Business Day (the “Specified Lender Meeting”). At such Specified Lender Meeting (i) the Borrower shall (x) deliver to the Administrative Agent (for the benefit of the Lenders) the Specified Lender Meeting Deliverable satisfying the certification set forth therein, together with the attachments thereto and (y) discuss in detail with the Administrative Agent and the Lenders in attendance the Borrower’s current and going-forward business operations and other reasonably requested matters concerning the Borrower and each other Loan Party and their respective assets and financial outlook, including the Borrower’s ability or inability to satisfy the financial covenants requirements set forth in the Specified Lender Meeting Deliverable, (ii) in the event the Borrower is unable to satisfy and deliver the Specified Lender Meeting Deliverable, then at such Specified Lender Meeting (x) the Borrower shall request in writing a waiver of, or modification to, any applicable financial covenant in Section 9.01 and/or such other terms of this Agreement, in any case, as may be reasonably required by the Borrower in order to satisfy and deliver such Specified Lender Meeting Deliverable and (y) the Administrative Agent and the Lenders in attendance shall confer and determine the nature and extent of such potential waiver or modification, if any, to this Agreement acceptable to the Administrative Agent and such Lenders.”
(d)Section 9.01(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower shall not permit the Total Net Leverage Ratio, as of the last day of each fiscal quarter (commencing with the fiscal quarter ending March 31, 2025), to be greater than the levels set forth in the following table for the applicable fiscal quarter:

Fiscal Quarter	Total Net Leverage Ratio
Fiscal quarters ending March 31, 2025 through and including June 30, 2025	2.75 to 1.00
Fiscal quarter ending September 30, 2025	2.50 to 1.00
Fiscal quarter ending December 31, 2025	3.20 to 1.00
Fiscal quarter ending March 31, 2026	3.25 to 1.00
Fiscal quarter ending June 30, 2026	3.40 to 1.00
Fiscal quarter ending September 30, 2026	3.50 to 1.00
Fiscal quarter ending December 31, 2026	3.40 to 1.00
Fiscal quarter ending March 31, 2027	3.25 to 1.00
Fiscal quarter ending June 30, 2027	3.00 to 1.00
Fiscal quarter ending September 30, 2027 and each fiscal quarter thereafter	2.50 to 1.00”
(e)Section 9.01(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower shall not permit the Asset Coverage Ratio, as of the last day of any fiscal quarter (commencing with the fiscal quarter ending March 31, 2025), to be less than the applicable level set forth in the following table for the applicable fiscal quarter:

Fiscal Quarter	Asset Coverage Ratio
Fiscal quarters ending March 31, 2025 through and including December 31, 2026	1.85 to 1.00
Each fiscal quarter thereafter	2.00 to 1.00”
(f)Section 10.01(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower, Holdings or any other Loan Party, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in Section 8.02(a) or (c), Section 8.03 (with respect to Borrower’s or any other Loan Party’s existence only), Section 8.06(e), Section 8.07 (with respect to the post-closing proviso only), Section 8.14, Section 8.16, Section 8.17(b), Section 8.21, Section 8.23, Section 8.24 or in ARTICLE IX or ARTICLE IX-A.”

3.Conditions to Effectiveness. This Second Amendment shall not be effective until the satisfaction or waiver of the following conditions precedent (the “Second Amendment Effective Date”):
(a)the Administrative Agent shall have received counterparts of this Second Amendment duly executed by each Loan Party, Holdings, the Administrative Agent and each Lender party hereto (constituting the Required Lenders);
(b)Fortress Credit Opportunities VI CLO Limited, Fortress Credit Opportunities VIII CLO Limited, Fortress Credit Opportunities IX CLO Limited, Fortress Credit Opportunities XV CLO Limited, Fortress Credit Opportunities XIX CLO LLC, Fortress Credit Opportunities XXI CLO LLC, Fortress Credit Opportunities XXIII CLO LLC, Fortress Credit Opportunities XXV CLO LLC, Fortress Credit Opportunities XXXI CLO LLC, Fortress Credit Opportunities XXXV CLO LLC, Fortress Credit Opportunities XXXVII CLO LLC, FLF III AB Holdings Finance L.P., FLF IV Holdings Finance L.P., Fortress Private Lending Fund, FLF III GMS Holdings Finance L.P., FLF III Holdings Finance L.P., FLF IV AB Holdings Finance L.P., FLF IV GMS Holdings Finance L.P., and FLF III-IV MA-CRPTF Holdings Finance L.P. shall have received a Note (or an amendment and restatement of any previously issued Note) duly executed by the Borrower; and
(c)the Borrower shall have paid on or before the Second Amendment Effective Date, all interest, fees, costs and expenses then due and payable to the Administrative Agent or the Lenders under and in accordance with the Existing Credit Agreement or Section 4 of this Amendment (including, but not limited to, (i) the Amendment Fee (as defined below) and (ii) all reasonable and documented out-of-pocket legal expenses required to be paid by the Borrower pursuant to Section 12.03 of the Existing Credit Agreement to the extent invoiced one Business Day prior to the Second Amendment Effective Date).
4.Amendment Fee. On or before the Second Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the pro rata benefit of each Lender, an amount equal to $50,000 (the “Amendment Fee”). The entire amount of the Amendment Fee shall be (a) fully earned and due and payable in full in cash on the Second Amendment Effective Date and (b) non-refundable upon payment thereof. The Amendment Fee shall be payable in U.S. Dollars in immediately available funds and shall be subject to Section 5.03(a) of the Existing Credit Agreement. The Borrower agrees that any Lender may, in its sole discretion, share all or a portion of the Amendment Fee with any of the other Lenders.
5.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)The representations and warranties made by such Loan Party contained in the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, except in the case of any representation and warranty which (i) expressly relates to a given date, such representation and warranty shall be true and correct in all material respects as of the respective date and (ii) is qualified by a materiality or Material Adverse Effect standard, in which case such representation and warranty shall be true and correct in all respects;
(b)such Loan Party is a limited liability company or corporation (as applicable), duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, as applicable;
(c)the execution, delivery and performance by such Loan Party of this Second Amendment have been duly authorized by all necessary limited liability company or corporate action;
(d)this Second Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(e)no Default or Event of Default has occurred and is continuing or will exist immediately after giving effect to this Second Amendment.
6.No Modification. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Existing Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Existing Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Existing Credit Agreement shall be deemed to be references to the Existing Credit Agreement as amended hereby.
7.Counterparts. This Second Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Subject to Section 3 hereof, this Second Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Second Amendment.
8.Successors and Assigns. The provisions of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns pursuant to the Existing Credit Agreement.
9.Indemnity. Each Loan Party hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 12.03 of the Existing

Credit Agreement, and agrees that this Second Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.
10.Incorporation of Certain Terms. The provisions of Sections 8.11 and 12.09(b)-(d) of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.
11.Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
12.Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s and the other Loan Parties’ “Secured Obligations” or any term of like nature (in each case as defined in the applicable Loan Document) under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of such obligations as amended hereby. Each of the Loan Parties hereby consents to this Second Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Second Amendment shall not (a) operate as a waiver or release of any right, power, claim, lien, security interest, entitlement or remedy of the Administrative Agent or the Lenders, (b) constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Secured Obligations, or (c) operate as a release of any Loan Party from any covenant, warranty or obligation created by or contained herein or in any of the Loan Documents.
13.Release. Each of the Loan Parties, on behalf of itself and each of its Subsidiaries and its or their respective successors and assigns (collectively, the “Releasing Parties”), in consideration of the Administrative Agent’s and the Lenders’ execution and delivery of this Second Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, hereby expressly and forever releases, waives and discharges (and further agrees not to allege, claim or pursue) any and all claims (including, without limitation, cross-claims, counterclaims, and rights of setoff and recoupment), rights, causes of action (whether direct or derivative in nature), demands, suits, costs, expenses, and damages, of any nature, description, or kind whatsoever, whether arising in contract, in tort, in law, in equity or otherwise, based in whole or in part on facts or otherwise, whether known, unknown or subsequently discovered, fixed or contingent, direct or indirect, joint and/or several, secured or unsecured, due or not due, liquidated or unliquidated, asserted or unasserted, or foreseen or unforeseen, which any of the Releasing Parties might otherwise have or may have against the Administrative Agent, the Lenders or each of the foregoing’s affiliates, principals, managers, managing members, members, controlling persons (within the meaning of the United States federal securities or bankruptcy laws), directors, officers, employees or other representatives (collectively, the “Releasees”), in each case on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, judgment, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date of this Second Amendment in connection with the Loan Documents and/or the transactions contemplated thereby, including any actual or alleged performance or non-performance of any of the Releasees (any of the foregoing, a “Claim” and collectively, the “Claims”). Each of the Releasing Parties hereby expressly acknowledges and agrees that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims, and that with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 13. Furthermore, each of the Releasing Parties hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 13.  Notwithstanding anything to the contrary, the provisions of this paragraph shall survive and remain in full force and effect regardless of the repayment or prepayment of any of the Loans or Secured Obligations, or the termination of the Existing Credit Agreement, this Second Amendment, any other Loan Document or any provision hereof or thereof.
14.Integration; Entire Agreement. Nothing in this Second Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Second Amendment. THIS SECOND AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
15.Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has executed this Second Amendment as of the Second Amendment Effective Date.

HALCÓN HOLDINGS, LLC, as Borrower

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCON OPERATING CO., INC., as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCÓN ENERGY PROPERTIES, INC., as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCÓN FIELD SERVICES, LLC, as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCÓN PERMIAN, LLC, as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

BATTALION OIL MANAGEMENT, INC., as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Second Amended and Restated Senior Secured Credit Agreement]

Solely with respect to Article IX-A of the Existing Credit Agreement:

BATTALION OIL CORPORATION, as Holdings

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Second Amended and Restated Senior Secured Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Second Amendment as of the Second Amendment Effective Date.

FORTRESS CREDIT CORP., as Administrative Agent

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XIX CLO LLC, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXI CLO LLC, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

[Signature Page to Second Amendment to Second Amended and Restated Senior Secured Credit Agreement]

FORTRESS CREDIT OPPORTUNITIES XXIII CLO LLC, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXV CLO LLC, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FLF IV AB HOLDINGS FINANCE L.P., as a Lender
By: FLF IV AB Holdings Finance CM LLC, as Servicer
By: Fortress Lending IV Holdings L.P., its Sole Member
By: Fortress Lending Advisors IV LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FLF IV GMS HOLDINGS FINANCE L.P., as a Lender
By: FLF IV GMS Holdings Finance CM LLC, as Servicer
By: Fortress Lending IV Holdings L.P., its Sole Member
By: Fortress Lending Advisors IV LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

[Signature Page to Second Amendment to Second Amended and Restated Senior Secured Credit Agreement]

FLF IV HOLDINGS FINANCE L.P., as a Lender
By: FLF IV Holdings Finance CM LLC, as Servicer
By: Fortress Lending IV Holdings L.P., its Sole Member
By: Fortress Lending Advisors IV LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FLF III-IV MA-CRPTF HOLDINGS FINANCE L.P., as a Lender
By: FLF III-IV MA-CRPTF CM LLC, as Servicer
By: Fortress Lending Fund III-IV MA-CRPTF LP, its Sole Member
By: FLF III-IV MA-CRPTF Advisors LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Deputy Chief Financial Officer

FORTRESS PRIVATE LENDING FUND as a Lender

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED, as a Lender
By: FCOO CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Second Amended and Restated Senior Secured Credit Agreement]

FORTRESS CREDIT OPPORTUNITIES VIII CLO LIMITED, as a Lender
By: FCOO CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FLF III AB HOLDINGS FINANCE L.P., as a Lender
By: FLF III AB Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXXVII CLO LLC, as a Lender
By: FCO XXXVII CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FLF III GMS HOLDINGS FINANCE L.P., as a Lender
By: FLF III GMS Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

[Signature Page to Second Amendment to Second Amended and Restated Senior Secured Credit Agreement]

FLF III HOLDINGS FINANCE L.P., as a Lender
By: FLF III Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXXI CLO LLC, as a Lender
By: FCO XXXI CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXXV CLO LLC, as a Lender
By: FCO XXXV CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

NONGHYUP BANK, as Trustee of AIP Upstream Specialized Privately Placed Fund Trust No. 3, as a Lender

By:	/s/ Park So Hyun
Name:	Park So Hyun
Title:	Manager

[Signature Page to Second Amendment to Second Amended and Restated Senior Secured Credit Agreement]